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                           SUPPLEMENT DATED MARCH 1, 2000

                                    TO PROSPECTUS
                                  DATED MAY 1, 1999
                                         FOR
                      VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                      ISSUED BY
                          STATE FARM LIFE INSURANCE COMPANY


At page 26, the subsection "Exchange Provision" within the section "Other Policy Benefits and Provisions" is replaced with the following:

"Exchange provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount (ONLY THE FIRST 18 MONTHS AFTER THE POLICY DATE IN CONNECTICUT), We do not count such transfers for purposes of determining whether a transfer processing fee applies. IN CONNECTICUT, DURING THE FIRST 18 MONTHS AFTER THE POLICY DATE, YOU ALSO HAVE THE RIGHT TO REQUEST A NEW POLICY."